SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2000


                       MOTORCAR PARTS & ACCESSORIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



               New York                   0-23538               11-2153962
               --------                   -------               ----------
     (State or Other Jurisdiction       (Commission            (IRS Employer
           of Incorporation)             File No.)          Identification No.)


2727 Maricopa Street, Torrance, California                              90503
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (310) 212-7910


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant.
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                  The Audit  Committee  of the Board of  Directors  of  Motorcar
Parts & Accessories, Inc. (the "Company") has adopted a resolution authorizing the dismissal of Richard A. Eisner & Company, LLP ("Eisner") as the Company's independent accountants, effective upon management's notification of Eisner of such dismissal and, concurrently with such dismissal, the engagement of Grant Thornton LLP (Grant") as the Company's independent accountants for the three fiscal years ending March 31, 2000.

                  On March 1, 2000, the Company dismissed Eisner and engaged Grant as the Company's independent accountants. During the two most recent fiscal years, and during the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Grant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit report that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Grant with respect to any such consultation.

                  Eisner audited the Company's annual financial statements as of and for each of the fiscal years ended March 31, 1992 through 1998. Subject to the discussion below, Eisner's audit reports on these financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  As previously announced by the Company, in the course of preparing for the reporting of financial information for the fiscal year ended March 31, 1999, certain accounting concerns came to the attention of senior management and the Board of Directors and of Eisner. The Audit Committee immediately commenced an investigation of the matter by promptly contacting Eisner and determining that Eisner conduct, in conjunction with their year-end audit, a comprehensive special investigation. On July 29, 1999, Eisner submitted their report on the investigation to the Audit Committee. In addition, the Audit Committee retained Hughes Hubbard & Reed LLP as special counsel to assist it in continuing the investigation. On August 1, 1999, the Company announced that it expected to restate its previously reported financial results for fiscal years 1997 and 1998, as well as for the nine-month period ended December 31, 1998. At the same time, Eisner advised the Company that, as a result of certain findings during the course of the investigation, they were withdrawing their audit report with respect to the three-year period ended March 31, 1998 as a result of information coming to their attention subsequent to the date of such report. In addition, as a result of the investigation described above, Eisner indicated to the Company that information had come to their attention that they concluded materially impacted the fairness or reliability of either (i) previously issued audit reports or the underlying financial statements, or (ii) the financial statements issued or to be issued covering fiscal 1999. The Company has authorized Eisner to respond fully to any and all inquiries of Grant concerning the subject matter of the foregoing.

                  The Company requested that Eisner complete certain procedures that would be necessary in order to permit Eisner to complete Eisner's audit of the Company's fiscal 1999 financial statements and determine whether Eisner could reconsider the withdrawal of its audit report as discussed above. Subsequently, the Company instructed Eisner not to proceed with certain audit procedures that Eisner had planned and ultimately decided to replace Eisner with Grant.

                  Notwithstanding the reportable event referred to above, during the Company's two most recent fiscal years, and in the subsequent interim period, there have been no disagreements between the Company's management and Eisner on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the matter in an audit report.

                  The Company has provided Eisner with a copy of this Report, and has requested that Eisner furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.

Item  5.          Other Events.
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                  In  light  of  the  new  engagement  of  Grant,   the  Company
anticipates, although there can be no assurance, that it will announce its audited financial results for the current fiscal year before the end of June 2000.

                  The Company also announces certain recent management and Board changes. Selwyn Joffe has been appointed by the Board as the Company's new Chairman of the Board, which is a non-officer position. Mr. Joffe, who has been a director of the Company since 1994, has served as President and Chief Executive Officer of Wolfgang Puck Food Company, LP and Chief Executive Officer of Eatertainment LLC, both of which entities are in the food and restaurant business, and currently serves as President of Palace Entertainment, Inc., which owns and operates amusement centers. Mr. Joffe also is a certified public accountant and has a law degree from Emory University.

                  Anthony Souza, who joined the Company's management team in September 1999, has been appointed as the Company's new President and Chief Executive Officer. Mr. Souza most recently has been President and Chief
Executive Officer of Souza Enterprises, which invests in and manages manufacturing and real estate entities. Prior thereto he was President and Chief Operating Officer of Telacu Industries, Inc., a diversified holding company, where he oversaw manufacturing, financial services and real estate concerns. He also formerly worked as a certified public accountant at Deloitte Haskins & Sells. Mr. Souza has been appointed to fill a vacancy on the Company's Board of Directors.

                  Richard  Marks,  the  Company's  former  President  and  Chief
Operating Officer, has resigned those offices and his directorship and has entered into an employment arrangement with the Company in order to concentrate on customer-related and strategic matters.

                  Michael Nelson has been appointed as the Company's new Chief Financial Officer, replacing David Chaimowitz, who resigned in December 1999. Mr. Nelson is a certified public accountant and most recently has been Vice President of Finance and Controller at Consolidated Film Industries, Inc. and Chief Financial Officer of HGP Industries/Downey Glass Corp., both of which companies are manufacturing concerns. He also formerly worked as a Manager at Price Waterhouse.

                  The Company also notes that it has received a Securities and Exchange Commission subpoena for certain corporate documents in connection with a pending investigation relating to the Company. The Company is cooperating fully with the Commission in this matter.

Item 7.           Financial Statements, Pro Forma Financial Information and
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                  Exhibits.
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                  Exhibits:

                     16. Letter of Richard A. Eisner & Company, LLP re: change in certifying accountant




                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       MOTORCAR PARTS & ACCESSORIES, INC.


Date:    March 7, 2000                      By:/s/ Anthony Souza
                                               ---------------------------------
                                               Anthony Souza
                                               President

                                  EXHIBIT INDEX

Exhibit
Number      Description
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16.         Letter of Richard A. Eisner & Company,  LLP re: change in certifying accountant.